Senior Notes	12 Months Ended
Dec. 31, 2013
Senior Notes
Senior Notes

11.  Senior Notes

On November 25, 2009, CPE Resources and its wholly-owned subsidiary, Cloud Peak Energy Finance Corp., issued the 8.25% Senior Notes due 2017 (“2017 Notes”) and the 8.50% Senior Notes due 2019 (“2019 Notes”), which we refer to collectively as the “senior notes,” in accordance with Rule 144A of the Securities Act of 1933, as amended.  There are no mandatory redemption or sinking fund payments for the senior notes and interest payments are due semi-annually on June 15 and December 15, which commenced on June 15, 2010.  Subject to certain limitations, we may redeem the 2017 Notes by paying specified redemption prices in excess of their principal amount prior to December 15, 2015, or by paying their principal amount thereafter.  Similarly, we may redeem the 2019 Notes by paying specified redemption prices in excess of their principal amount prior to December 15, 2017, or by paying their principal amount thereafter.

Senior notes consisted of the following at December 31 (in thousands):

	2013			2012
	Principal	Carrying Value	Fair Value(1)	Principal	Carrying Value	Fair Value
8.25% Senior Notes due 2017, net of unamortized discount	$300,000	$298,727	$313,125	$300,000	$298,471	$329,418

8.50% Senior Notes due 2019, net of unamortized discount	300,000	298,248	325,500	300,000	298,035	332,700
Total long-term debt	$600,000	$596,974	$638,625	$600,000	$596,506	$662,118

(1)                                 The fair value of the senior notes was based on observable market inputs, which are considered Level 2 in the fair value hierarchy.

Debt issuance costs of approximately $14.2 million were incurred in connection with the issuance of the senior notes.  These costs were deferred and are being amortized to interest expense over the respective terms of the senior notes using the effective interest method.  Unamortized debt issuance costs included in noncurrent other assets totaled the following at December 31 (in thousands):

	2013	2012
Unamortized debt issuance costs	$8,922	$10,325

The senior notes are jointly and severally guaranteed by all of our existing and future restricted subsidiaries that guarantee our debt under our credit facility.  See Note 13.  Substantially all of our consolidated subsidiaries, excluding Decker in which CPE Resources holds a 50% non-operating interest, are considered to be restricted subsidiaries and guarantee the senior notes.

The indenture governing the senior notes, among other things, limits our ability and the ability of our restricted subsidiaries to incur additional indebtedness and issue preferred equity; pay dividends or distributions; repurchase equity or repay subordinated indebtedness; make investments or certain other restricted payments; create liens; sell assets; enter into agreements that restrict dividends, distributions, or other payments from restricted subsidiaries; enter into transactions with affiliates; and consolidate, merge, or transfer all or substantially all of their assets and the assets of their restricted subsidiaries on a combined basis.

Upon the occurrence of certain transactions constituting a “change in control” as defined in the indenture, holders of our notes could require us to repurchase all outstanding notes at 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of repurchase.

Future Maturities

Aggregate future maturities of long-term debt as of December 31, 2013 are as follows (in thousands):

2017	$300,000
2019	300,000
Less discount on senior notes	(3,026)
Total long-term debt	$596,974